SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                           Diversification Fund, Inc.
                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
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(2)      Aggregate number of securities to which transaction applies:
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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)      Proposed maximum aggregate value of transaction:
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(5)      Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
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(4)  Date Filed:
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
                           CAPITAL EXCHANGE FUND, INC.
                         DEPOSITORS FUND OF BOSTON, INC.
                           DIVERSIFICATION FUND, INC.
                          FIDUCIARY EXCHANGE FUND, INC.
                      SECOND FIDUCIARY EXCHANGE FUND, INC.
                        THE EXCHANGE FUND OF BOSTON, INC.
                     24 Federal Street, Boston, Mass. 02110
                                 (617) 482-8260

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS
                           TO BE HELD OCTOBER 9, 1997

     A Special Meeting of Stockholders of each of Capital Exchange Fund, Inc., Depositors Fund of Boston, Inc., Diversification Fund, Inc., Fiduciary Exchange Fund, Inc., Second Fiduciary Exchange Fund, Inc. and The Exchange Fund of Boston, Inc. (collectively the "Funds"), will be held at the principal office of each Fund, 24 Federal Street, Boston, Massachusetts, on October 9, 1997, commencing at 10:00 A.M. (Boston time), for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization on behalf of each Fund pursuant to which each Fund will be reorganized from a Massachusetts corporation to a series fund of Eaton Vance Series Trust, a Massachusetts business trust (the "Successor Fund") and to approve the dissolution of the corporation.

     2. To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

     Each Fund will hold a separate meeting. Stockholders of each Fund will vote separately.

     The meetings are called pursuant to the By-Laws of each of the Funds. The Board of Directors of each Fund has fixed the close of business on August 11, 1997 as the record date for the determination of the stockholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          ALAN R. DYNNER
                                             Clerk


August 28, 1997


IMPORTANT -- STOCKHOLDERS CAN HELP THE BOARD OF DIRECTORS OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                           CAPITAL EXCHANGE FUND, INC.
                         DEPOSITORS FUND OF BOSTON, INC.
                           DIVERSIFICATION FUND, INC.
                          FIDUCIARY EXCHANGE FUND, INC.
                      SECOND FIDUCIARY EXCHANGE FUND, INC.
                        THE EXCHANGE FUND OF BOSTON, INC.
                                24 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 482-8260


                                                                 August 28, 1997


                                 PROXY STATEMENT

                    FOR THE SPECIAL MEETINGS OF STOCKHOLDERS


     A proxy card is enclosed with the foregoing Notice of the Special Meetings of Stockholders of Capital Exchange Fund, Inc. (the "Capital Fund"), Depositors Fund of Boston, Inc. (the "Depositors Fund"), Diversification Fund, Inc. (the "Diversification Fund"), Fiduciary Exchange Fund, Inc. (the "Fiduciary Fund"), Second Fiduciary Exchange Fund, Inc. (the "Second Fiduciary Fund") and The Exchange Fund of Boston, Inc. (the "Exchange Fund"), (collectively the "Funds") to be held on October 9, 1997 at 10:00 A.M. Eastern time for the benefit of stockholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Directors of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' transfer agent, First Data Investor Services Group, P. O. Box 5123, Westborough, Massachusetts 01581-5123, or by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the proposal (the "Reorganization Proposal") referred to in the proxy card. This proxy material is being mailed to stockholders on or about August 28, 1997.

     The Board of Directors of each Fund has fixed the close of business August 11, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and any adjournments thereof. Stockholders at the close of business on the record date will be entitled to one vote for each share held. As of August 11, 1997, the number of shares of capital stock outstanding of each of the Funds was as follows: Capital Fund - 414,340.438, Depositors Fund - 536,340.376, Diversification Fund - 332,674.457,
Fiduciary Fund - 268,721.351, Second Fiduciary Fund - 445,677.495 and Exchange Fund - 266,906.433. As of such date, the following stockholders beneficially owned the following number of shares (at least 5% of outstanding shares) of each
Fund: Capital Fund - Patterson & Co., Philadelphia, PA 40,178.058 shares (9.69%) and Arthur F. Albert, Trustee of Arthur F. Albert Trust U/A dated 10/3/78, Glenview, IL 30,900 shares (7.45%); Depositors Fund - Walter S. Rosenberry, III, Trustee with Sarah Maud W. Silversten U/A dated 10/20/81, St. Paul, MN 66,488 shares (12.39%); Diversification Fund - William T. Ragland, Jr., Trustee for William T. Ragland UTI dated 9/22/52 Winston-Salem, NC 22,084.925 shares (6.63%), Ruby H. Bryan, Goldsboro, NC 21,112.869 shares (6.34%), Laurie M.
Cummins, Trustee FBO Laurie M. Cummins Rev. Liv. Trust, Santa Barbara, CA 16,721.972 shares (5.02%) and Smith Barney Shearson, Inc., New York, NY, broker-dealers, 19,444 shares (5.84%) which it held on behalf of its customers who are the beneficial owners of such shares and as to which it has voting power under certain limited circumstances. Such firm has informed the Fund that none of its customers beneficially owned 5% or more of the outstanding shares;

Fiduciary Fund - Bank of America, Trustee for the benefit of Benjamin P. Douglass U/A dated 4/14/50 17,784 shares (6.61%) and Dengel & Co., c/o Fiduciary Trust Company of New York, NY 15,556.797 shares (5.78%); Exchange Fund - Lee Family Lim. Partnership, Ithaca, NY 13,399 shares (5.02%). As of August 11, 1997 the Second Fiduciary Fund had no stockholders who owned beneficially more than 5% of its outstanding shares. To the knowledge of each Fund, no other person owns (of record or beneficially) more than 5% of its outstanding shares.


     The Boards of Directors of the Funds know of no business other than that mentioned in Item 1 of the Notice of the meetings which will be presented for consideration at the meeting. If any other matters are properly presented at the meeting, the persons named as attorneys in the enclosed proxy will vote the proxies on such matters in accordance with their judgment.

     Although the proposal for consideration of each Fund's stockholders is set forth jointly in this combined proxy statement, the stockholders of each Fund will vote separately on such proposal at their Fund's meeting.

            REORGANIZATION PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN
           OF REORGANIZATION ON BEHALF OF EACH FUND PURSUANT TO WHICH
                EACH FUND WILL BE REORGANIZED AS A SERIES FUND OF
            EATON VANCE SERIES TRUST, A MASSACHUSETTS BUSINESS TRUST,
                   AND TO APPROVE THE DISSOLUTION OF THE FUND


                                     GENERAL


     The  Directors  of each Fund have  approved,  subject  to the  approval  of stockholders of each Fund, an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form attached to this Proxy Statement as Exhibit A. The Reorganization Agreement provides for the reorganization of each Fund (the "Reorganization") from a Massachusetts corporation to a new series fund of Eaton Vance Series Trust (the "Trust"), a Massachusetts business trust with its principal offices at 24 Federal Street, Boston, MA (tel. (617) 482-8260). No federal or state regulatory approvals are required to be obtained in connection with the Reorganization.


     The Trust is an open-end, management investment company organized as a Massachusetts business trust on June 24, 1996 and registered under the Investment Company Act of 1940 (the "Act"). Each Fund currently operates as a Massachusetts corporation. The Trust currently has one series (called Vance Sanders Exchange Fund) operating as a separate diversified series of the Trust under the Act.

     Each Reorganization will involve the transfer of all of the assets of the Fund to a corresponding new series of the Trust established in connection with the Reorganization (the "Successor Fund") in exchange for the assumption of the Fund's liabilities by the Successor Fund and the issuance to the Fund of shares of beneficial interest ("shares") of the Successor Fund. The only security held by each Fund is an interest in the Tax-Managed Growth Portfolio, and that interest will be transferred to the Successor Fund. The aggregate number of shares of the Successor Fund (the "Successor Fund Shares") issued to the Fund will be equal to the number of shares of the Fund outstanding immediately before the Reorganization. These transactions will be immediately followed by a pro rata distribution by the Fund of the Successor Fund Shares to the holders of Fund shares in exchange for those shares, in liquidation of the Fund. The corporate existence of the Fund will then be terminated. As a result of the

Reorganization, stockholders of the Fund will become shareholders of the Successor Fund. The name of the Successor Fund will be the same as the name of the Fund except for the deletion of "Inc." at the end of its name. Except for reorganizing the Funds as separate series of the Trust (as more fully described below), the Reorganizations will not result in any changes in the investment objective or policies or operations of the Funds. The historical financial results of each Fund will be transferred to its Successor Fund. Each Successor Fund will continue the Fund's practice of making redemption payments primarily in kind.

                     PURPOSE OF THE PROPOSED REORGANIZATION

     THE PURPOSE OF EACH REORGANIZATION IS TO INCREASE ADMINISTRATIVE EFFICIENCY IN THE OPERATION OF THE FUND, TO REDUCE THE OPERATING EXPENSES OF THE FUND AND TO IMPROVE THE FUND'S OPERATIONAL FLEXIBILITY. Specifically, it is anticipated that a Fund will incur lower printing, administrative and legal expenses if the Fund is reorganized as a series of the Trust. In addition, the Fund will be governed by the more flexible and convenient Massachusetts business trust law rather than Massachusetts corporate law.

     Eaton Vance Management ("EVM"), with its principal office located at 24 Federal Street, Boston, Massachusetts 02110, currently serves as administrator to each Fund. Each Fund is currently responsible for all expenses it incurs that are not expressly stated to be payable by EVM under the Administrative Services Agreement. Expenses for which each Fund is responsible include, without limitation, fees and expenses of its custodian and transfer agent; the cost of stock certificates; insurance expense; association membership dues; expenses of reports to stockholders, proxy statements, and other expenses of stockholders' meetings; printing and mailing expenses; legal and accounting expenses; and expenses of issue, repurchase and redemption of shares; taxes and interest; registration of the Fund under the Act; and governmental fees.

     As a result of each Reorganization, a Fund will be replaced by a Successor Fund which is a separate series of the Trust. Each Fund is currently organized as a Massachusetts corporation while the Trust is organized as a Massachusetts business trust. Each Fund is currently subject to somewhat more restrictive statutory provisions than the Trust. The material differences with respect to governance of the Trust and the Fund are summarized below.

     The Directors of each Fund believe the Fund and the Fund's stockholders should benefit from anticipated administrative efficiency, expense reductions and improved operational flexibility resulting from the Reorganization. Expense reductions will be attributable to, among other things, (i) greater operating efficiency of the Successor Fund resulting from fewer shareholder meetings; (ii) the dissolution of the Fund's corporate existence after the Reorganization resulting in the elimination of annual stockholder meetings; (iii) lower administrative, legal and printing costs, especially if shareholder reports of the Successor Fund will be combined with those of one or more other Successor Funds.

     BASED ON THE ANTICIPATED INCREASE IN ADMINISTRATIVE EFFICIENCY WITH RESPECT TO A FUND, REDUCTIONS IN THE EXPENSES OF A FUND AND IMPROVED OPERATIONAL FLEXIBILITY WITH RESPECT TO A FUND, THE BOARD OF DIRECTORS OF EACH FUND HAS DETERMINED THAT THE PROPOSED REORGANIZATION WOULD BE IN THE BEST INTERESTS OF THAT FUND AND ITS STOCKHOLDERS.

              SUMMARY OF EACH AGREEMENT AND PLAN OF REORGANIZATION

     The following discussion summarizes certain terms of the Reorganization Agreement for each Fund. This summary of the Reorganization Agreement is qualified in its entirety by the provisions of the form of Reorganization Agreement attached to this Proxy Statement as Exhibit A.

     In order to accomplish the Reorganizations, each Successor Fund has been established as a new series of the Trust. Assuming that the Reorganization is approved by stockholders of a Fund, it is currently contemplated that the closing date of the Reorganization (the "Closing Date") will be October 31, 1997. On the Closing Date, each Fund will transfer all of its assets to the Successor Fund in exchange for the assumption by the Successor Fund of all of the liabilities of the Fund and the issuance to the Fund of Successor Fund Shares. The number and net asset value per share of Successor Fund Shares to be issued by the Successor Fund will be identical to the number and net asset value per share of the shares of the Fund outstanding on the Closing Date.

     Immediately thereafter, the Fund will liquidate and distribute the Successor Fund Shares to each shareholder pro rata in proportion to such shareholder's beneficial interest in the Successor Fund Shares and in exchange for that shareholder's Fund shares. The Fund's existence as a corporation will then be terminated. The number and net asset value per share of Successor Fund Shares to be received by each shareholder will be identical to the number and net asset value per share of shares of the Fund held by that shareholder immediately prior to the Reorganization.

     If, at any time prior to the Closing Date, the Board of Directors of a Fund or the Board of Trustees of the Trust determines that it would not be in the best interest of the Fund, the Trust or their respective shareholders to proceed with the Reorganization, the Reorganization will not be consummated, notwithstanding the approval of the Reorganization by stockholders at this meeting. The obligations of a Fund and the Trust under the Reorganization Agreement are subject to various conditions. In order to provide against unforeseen events, the Reorganization Agreement may be terminated or amended at any time prior to the Closing Date by the Board of Directors of a Fund or the Board of Trustees of the Trust. A Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Reorganization Agreement, provided that any such waiver or amendment does not materially adversely affect the interests of stockholders of the Fund.

               DIVIDENDS AND LONG-TERM CAPITAL GAIN DISTRIBUTIONS

     Dividends with respect to the stock of each Fund have been paid only when and as declared by its Board of Directors; similarly, dividends with respect to the shares of each Successor Fund will be paid only when and as declared by the Trustees of the Trust. The Directors of each Fund in the past have declared dividends quarterly out of current and accumulated investment company taxable income available therefor, and the Trustees of the Trust intend to continue this practice. Dividends are paid in additional shares, unless the shareholder has elected to receive cash. Each Fund has, in the past, generally retained its realized long-term capital gains and paid the federal income tax thereon on behalf of the stockholders, and the stockholders have received a credit for the tax paid thereon in connection with their federal income tax returns. The Trustees of the Trust intend to continue this practice with respect to any long-term capital gains realized by each Successor Fund.

               CONTINUATION OF STOCKHOLDER ACCOUNTS AND ELECTIONS

     The Trust's transfer agent, First Data Investor Services Group ("First Data"), will establish accounts for all stockholders of a Fund containing the appropriate number of Successor Fund Shares to be received by that stockholder under the Reorganization Agreement. Such accounts and the elections applicable to each account will be identical in all material respects to the accounts and elections currently maintained by that Fund for its stockholders.

                         EXPENSES OF THE REORGANIZATION

     Each Fund will bear its proportionate share of all of the expenses associated with the transactions contemplated by the Reorganization Agreement and if the reorganization is consummated, such expenses will be assumed by the Successor Fund. It is presently estimated that the aggregate expenses of the Reorganization, including costs associated with the solicitation of proxies, will be approximately $5,000 for each Fund.

                     TAX CONSEQUENCES OF THE REORGANIZATION

     It is a condition to the consummation of each Reorganization that the Fund and the Trust receive on or before the Closing Date an opinion from legal counsel, Kirkpatrick & Lockhart LLP, concerning the federal income tax consequences of the Reorganization. This opinion will provide, among other things, that the transaction contemplated by the Reorganization Agreement will constitute a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and that, consequently, no gain or loss will be recognized for federal income tax purposes by the Fund or its stockholders upon (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for Successor Fund Shares and the assumption by such Successor Fund of the Fund's liabilities or (2) the distribution by the Fund of the Successor Fund Shares, in liquidation of the Fund, to the stockholders in exchange for their Fund Shares. The opinion will further state, among other things, that (i) the federal tax basis of the Successor Fund Shares to be received by stockholders of the Fund will be the same as the federal tax basis of the Fund shares surrendered in exchange therefor and (ii) each stockholder's federal tax holding period for his or her Successor Fund Shares will include such stockholder's tax holding period for the Fund shares surrendered in exchange therefor, provided that such Fund shares were held as capital assets on the date of the exchange.

                      GOVERNANCE OF THE TRUST AND THE FUNDS

STRUCTURE OF THE TRUST. The Trust has been established under Massachusetts law as a trust with transferable shares of beneficial interest - commonly known as "a Massachusetts business trust" - pursuant to a Declaration of Trust dated June 24, 1996. Pursuant to the Declaration of Trust, Capital Exchange Fund, Depositors Fund of Boston, Diversification Fund, Fiduciary Exchange Fund, Second Fiduciary Exchange Fund and The Exchange Fund of Boston, the Successor Funds, are established and designated as series of the Trust. See "Series of Shares of the Trust" below. Following the Reorganization, each Successor Fund will assume and carry on the operations of the corresponding Fund.

TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its Trustees, who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers and duties of the Trustees will be substantially the same as those of the Directors of each Fund. The Trustees and officers of the Trust are the same persons currently serving as Directors and officers of each Fund. Trustees of the Trust may be appointed by the existing Trustees of the Trust without shareholder approval under certain circumstances.

INDEPENDENT PUBLIC ACCOUNTANTS. Deloitte & Touche LLP act as independent public accountants of each Fund and will continue to act as independent public accountants of each Successor Fund.

SERIES AND CLASSES OF SHARES OF THE TRUST. The Trust's Declaration of Trust permits the Trustees to create and issue an unlimited number of series of shares of the Trust, and to create and issue an unlimited number of full or fractional shares of one or more classes of shares within each series. After the Reorganizations, the Trust would have seven operating series and all shares of the Trust would be of the same class. Each share of each series or class of the Trust represents an equal proportionate interest with each other share in that series or class, none having priority or preference over another. While additional series or classes may be added in the future, they are not currently contemplated. Each series would be a separate entity for tax purposes, eligible to qualify as a separate regulated investment company.

DIFFERENCES BETWEEN CORPORATE LAW AND TRUST LAW. Each Fund is currently governed by Massachusetts business corporate law while the Trust is governed by Massachusetts business trust statutory law. Massachusetts business trust law is silent as to most aspects of trust governance and operation. The governance and operation of a Massachusetts business trust, therefore, is generally guided by the Trust's Declaration of Trust and its By-Laws. Massachusetts business corporate law, on the other hand, contains detailed provisions regarding the governance and operation of a corporation to which a Massachusetts corporation must adhere. Each Fund also has certain requirements set forth in its Articles and By-Laws. While there are many similarities with respect to the governance and operation of the Trust and the Funds, there are some material differences. Some of these are set forth below:

     LIABILITY.

     Under Massachusetts law, shareholders of a Massachusetts business trust (unlike a corporation) may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and allows for notice of such disclaimer in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond the shareholder's investment because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust's business and the nature of its assets, the Directors of the Funds believe that the possibility of the Trust's liabilities exceeding its assets, and therefore the risk of personal liability to a shareholder of the Trust, is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     VOTING RIGHTS.

     Currently, the Articles of Organization of each Fund (the "Articles") provide that the Fund will hold a meeting of the stockholders each year for the purpose of electing Directors, and in the case of the Depositors Fund, the Diversification Fund and the Exchange Fund, a Treasurer and a Clerk, ratifying the selection of auditors, and taking any other action which the Directors are permitted or required to take under the Articles or the 1940 Act. Special meetings of the stockholders may also be called by a majority vote of the Directors or by stockholders holding not less than 10% of the outstanding shares of the Fund.

     The Trust does not hold annual meetings of shareholders. The Declaration of Trust gives shareholders the power to vote on the following matters:

     (i) the termination of the Trust or any series or class thereof, except that the Trustees may terminate the Trust or any series or class thereof without shareholder authorization upon a determination that its continuation is not in the best interest of the Trust, such series or class or their respective shareholders; and

     (ii) any amendment of the Declaration of Trust, except that amendments to designate or establish any series or class of shares, to change the name of the Trust or any series, to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, do not require authorization by shareholder vote.

     In addition, the shareholders have certain rights, as set forth in the By-Laws of the Trust, to request that a meeting of the shareholders be called for the purposes specified in the request, including for the purpose of voting on the removal of one or more Trustees.

     Each Successor Fund will operate as a separate diversified series of an open-end investment company registered under the Act. Shareholders of the Successor Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the Successor Fund; and such additional matters relating to the Trust or the Successor Fund as may be required by the Act. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Trust for the purpose of electing Trustees to fill any existing vacancies in the Board.

     Each Successor Fund of a Fund, like the Fund, will invest solely in Tax-Managed Growth Portfolio (the "Portfolio") a large diversified open-end management investment company having substantially the same investment objective, policies and restrictions as the Fund and its Successor Fund.
Shareholders of the Successor Fund will therefore acquire the pass through voting rights previously held by the Fund with respect to its share of the interests in the Portfolio. Each holder in the Portfolio is entitled to a vote in proportion to its share of the interests in the Portfolio. Except as described below, whenever a Successor Fund is requested to vote on matters pertaining to the Portfolio, the Successor Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Successor Fund shareholders. Subject to applicable statutory and regulatory requirements, the Successor Fund would not request a vote of its shareholders with respect to
(a) any proposal relating to the Portfolio, which proposal, if made with respect to the Successor Fund, would not require the vote of the shareholders of the Successor Fund, or (b) any proposal with respect to the Portfolio that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Successor Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of a Successor Fund, would nonetheless be voted on by the Trustees of the Trust.

     TERMINATION.

     The Trust or any series or class thereof may be terminated as follows: (1) by the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or series or class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

     Massachusetts law provides that a corporation may be dissolved upon authorization by vote of two-thirds of all the stock outstanding and entitled to vote on the matter unless the Fund's Articles provide for a lower vote. The Articles of each Fund provide that approval by the holders of a majority of the outstanding shares of the corporation may authorize dissolution of the corporation.

     MERGER, CONSOLIDATION, SALE OF ASSETS.

     The Trust's Declaration of Trust provides that a series of the Trust may merge or consolidate with any other entity or may sell, lease or exchange all or substantially all of its property or may sell and convert all of its assets into money when and as authorized by the Trustees without the authorization, vote or consent of shareholders.

     Massachusetts law provides that a corporation may merge, consolidate, transfer its assets or have its shares exchanged upon the vote of a majority of the Directors and the vote of two-thirds of all the stock outstanding and entitled to vote on the matter unless the Fund's Articles provide for a lower vote. The Articles of each Fund provide that approval by the holders of a majority of the outstanding shares of the corporation may authorize a reorganization providing for the sale, lease or exchange of all or substantially all of the corporation's property and assets to another registered investment company.

     CHARTER AMENDMENTS.

     The Trust's Declaration of Trust states that the Trustees can amend such Declaration of Trust without shareholder approval to designate or establish any series or classes of shares, to change the name of the Trust or any series of the Trust, to make the Trust conform to federal or state laws and to make any changes which do not have a material adverse effect on the financial interests of shareholders. Otherwise, a majority of the outstanding shares affected by the amendment must approve it.

     Massachusetts law requires that any amendments to a corporation's Articles be approved by a majority of shares outstanding.

     ISSUANCE OF SHARES.

     The Trust's Declaration of Trust provides that the number of shares the Trust may issue is unlimited and the Trustees have the ability to issue shares without shareholder approval.

     Massachusetts law requires a corporation to state specifically in its articles of organization the number of shares it is authorized to issue.

                               RELATED AGREEMENTS

     If stockholders of a Fund approve the Reorganization Agreement, the Trust, on behalf of the Successor Fund, will enter into contracts which are substantially identical to the Fund's currently effective contracts. These contracts will include an Administrative Services Agreement with EVM and a Transfer Agency Agreement with First Data Investor Services Group. Custody will continue to be provided to the Successor Fund by Investors Bank & Trust Company pursuant to the Trust's Custodian Agreement. The terms of these contracts are substantially identical to those contained in the Fund's contracts with such service providers. Each Fund will continue to rely on the investment advisory services provided by Boston Management and Research (a wholly-owned subsidiary of EVM with its principal office located at 24 Federal Street, Boston, Massachusetts 02110) to the Tax-Managed Growth Portfolio, an open-end investment management company with the same investment objective as the Fund into which the Fund invests its assets. The Directors of the Funds have not retained the services of an investment adviser for the Funds. This arrangement will continue after the Reorganization. Deloitte & Touche LLP, each Fund's current independent auditors, will continue to serve as the independent auditors to the Successor Funds as well as to the Trust. Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                            DISSOLUTION OF THE FUNDS

     If the Reorganization Agreement is approved by the stockholders of a Fund and the Reorganization is completed by such Fund, that Fund will thereafter be dissolved as soon as practicable in accordance with the provisions of the Massachusetts Business Corporation Laws and appropriate dissolution votes adopted by the stockholders at the Meeting.

     The Massachusetts Business Corporation Law provides that if the Reorganization is approved by the stockholders at the meeting and effected by the Fund, any stockholder (1) who files with the Fund before the taking of the vote on the approval of the Reorganization, written objection stating that he intends to demand payment for his shares if the Reorganization is effected and
(2) whose shares are not voted in favor of the Reorganization has or may have the right to demand in writing from the Successor Fund, within twenty days after the date of mailing to him of notice in writing that the Reorganization has become effective, payment for his shares and an appraisal of the value thereof. The Successor Fund and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts. The Securities and Exchange Commission has taken the position that these provisions of the Massachusetts General Corporation Law do not apply to registered investment companies such as the Funds, and the Board of Directors will act in accord with the position of the Commission.

                       BOARD OF DIRECTORS' RECOMMENDATION

     Based on the considerations discussed above, at a meeting held on August 11, 1997, the Directors of each Fund approved the Reorganization Agreement and determined that the Reorganization (i) is in the best interests of the Fund, and
(ii) will not result in dilution of the interests of the stockholders of the Fund. In addition, the Directors voted to recommend to the stockholders of the Fund that they approve the Reorganization Proposal. If the stockholders of a Fund do not approve the Reorganization Proposal, that Fund will retain its current corporate status.

         THE DIRECTORS OF EACH FUND RECOMMEND THAT STOCKHOLDERS VOTE TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF THE FUND TO BECOME A SERIES OF THE TRUST, AND TO APPROVE THE SUBSEQUENT DISSOLUTION OF THE FUND.

                     VOTE REQUIRED TO APPROVE THIS PROPOSAL

     The holders of a majority of the shares outstanding and entitled to vote at the close of business on the record date, August 11, 1997, present in person or represented by proxy will constitute a quorum for the meeting. The affirmative vote of a majority of the shares of each Fund outstanding and entitled to vote is required at a meeting called for the purpose of considering the Reorganization. Approval of this proposal by any Fund requires the affirmative vote of a majority of the outstanding shares of such Fund entitled to vote at the meeting.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional Proxy Statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

     After the Reorganization is consummated, shareholders of a Successor Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Series Trust, 24 Federal Street, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because certain Federal securities law rules must be complied with.


     The expense of preparing and printing this proxy statement will be borne ratably by the Funds. Each Fund will bear the expense of mailing its own proxy solicitation material. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance Management, by the transfer agent, First Data Investor Services Group, by broker-dealer firms, or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by the administrator's personnel, by the transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization in person, by telephone, by telegraph or by facsimile will be borne by that Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. Each Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     All proxy cards solicited by the Board of Directors that are signed and received by the Clerk prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the Reorganization Proposal. To be effective for any Fund, the Reorganization Proposal must be approved by the affirmative vote of a majority of the outstanding shares of such Fund. Abstentions noted on proxy cards will be tallied accordingly, and not as affirmative votes. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power with respect to the Reorganization Proposal) will not be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In addition, broker non-votes will not be entitled to vote on such Proposal and will not be included in the tally of the number of votes cast in favor of, against or abstained from such Proposal.

     In the event that sufficient votes in favor of the Reorganization Proposal are not received by October 9, 1997 for a Fund, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting of that Fund to permit further solicitation of proxies with respect to such Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy and entitled to vote on the Reorganization Proposal at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Proposal. They will vote against any such adjournment those proxies required to be voted against such Proposal. Broker non-votes will not be entitled to vote on any such adjournment and will not be counted for such purpose. Abstentions voted on proxy cards will be tallied accordingly, and not as affirmative votes, with respect to the vote on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     A COPY OF A FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUND AT 24 FEDERAL STREET, BOSTON, MA 02110 (800-225-6265).


                           CAPITAL EXCHANGE FUND, INC.
                         DEPOSITORS FUND OF BOSTON, INC.
                           DIVERSIFICATION FUND, INC.
                          FIDUCIARY EXCHANGE FUND, INC.
                      SECOND FIDUCIARY EXCHANGE FUND, INC.
                        THE EXCHANGE FUND OF BOSTON, INC.


August 28, 1997

                                                                  EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 11th day of August, 1997, between (FUND NAME) (the "Fund") a Massachusetts corporation and Eaton Vance Series Trust, a Massachusetts business trust (the "Trust") on behalf of (FUND NAME), a series thereof (the "Successor Fund"), each with principal offices at 24 Federal Street, Boston, Massachusetts 02110.


     1. PLAN OF REORGANIZATION AND LIQUIDATION

     a. The Fund shall assign, sell, convey, transfer and deliver to the Successor Fund at the Closing provided for in Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including without limitation all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Trust shall issue and deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of common stock of the Fund then outstanding.

     b. Upon consummation of the transactions described in paragraph (a) of this
Section 1, the Fund shall distribute in complete liquidation pro rata to its stockholders of record, as of the Closing Date the Successor Fund Shares received by the Fund. Such distribution shall be accomplished by the establishment of an account on the share record books of the Successor Fund in the name of each stockholder of the Fund representing a number of full and fractional Successor Fund Shares equal to the number of shares of the Fund owned of record by the stockholder at the Closing Date.

     c. As promptly as practicable after the liquidation of the Fund as aforesaid, the Fund shall be dissolved pursuant to the provisions of the Massachusetts Business Corporation Law and its legal existence terminated.

     2. CLOSING AND CLOSING DATE. The Closing shall occur at 4:00 p.m. on October 31, 1997 or at such later time and date as the parties may mutually agree (the "Closing Date").

     3. CONDITIONS PRECEDENT. The obligations of the Fund, the Trust and the Successor Fund to effect the transactions contemplated hereunder (the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

     a. All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

     b. Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) the acquisition of the assets and assumption of the liabilities of the Fund by the Successor Fund in return for Successor Fund Shares, the distribution of such Successor Fund Shares to the stockholders of the Fund in complete liquidation of the Fund, and the termination of the Fund will constitute a "reorganization" within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Successor Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the stockholders of the Fund; (3) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (4) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (5) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (6) no gain or loss will be recognized by the Fund's stockholders upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (7) the tax basis of the Successor Fund Shares received by the Fund's stockholders in the transaction will be, for each stockholder, the same as the tax basis of the shares of the Fund exchanged therefor; and (8) the tax holding period of the Successor Fund Shares received by the Fund's stockholders will include, for each stockholder, the stockholder's tax holding period for the shares of the Fund surrendered therefor, provided that the surrendered shares were held as capital assets in the hands of the Fund's stockholders on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel;

     c. This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote at a meeting of stockholders called for the purpose. All shares of the Fund present and entitled to vote at such meeting will be voted together as a single class.

     d. The Trust, on behalf of the Successor Fund, shall have entered into an Administrative Services Agreement with Eaton Vance Management, a Transfer Agency Agreement with First Data Investor Services Group and a Custodian Agreement with Investors Bank & Trust Company. Each such agreement shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. Each such agreement shall have been approved by the Board of Trustees of the Trust and, to the extent required by law, by a majority of the Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940.

     e. The Board of Trustees of the Trust, including a majority of those Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund.

     At any time prior to the Closing, any of the foregoing conditions except 3(c) may be waived by the Directors of the Fund or the Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the stockholders of the Fund.

     4. AMENDMENT. This Agreement may be amended at any time by action of the Directors of the Fund and the Trustees of the Trust, notwithstanding approval thereof by the stockholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of the stockholders of the Fund.

     5. TERMINATION. The Directors of the Fund or the Trustees of the Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the stockholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

     6. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS. Copies of the Declaration of Trust of the Trust, as it may be amended from time to time, are on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in such instrument. The obligations assumed by the Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Successor Fund and its assets. None of the other series of the Trust shall be liable for any obligations assumed by the Successor Fund hereunder. No party named herein shall seek satisfaction or any obligation hereunder from the shareholders or any shareholder of the Trust or the Successor Fund. No party named herein shall seek satisfaction of any such obligation from the Trustees of the Trust or any individual Trustee.

     7. CERTIFICATES. Certificates which have been issued to stockholders will not be required to be surrendered in connection with the reorganization. Such certificates will be deemed to be for shares of the Successor Fund.

     This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all of such counterparts together shall constitute only one instrument. IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                               (NAME OF FUND)


Attest:


By:  /s/ Janet E. Sanders                   By:  /s/ James B. Hawkes
     ----------------------                      --------------------------
       Assistant Secretary                          Vice President


                                            EATON VANCE SERIES TRUST
                                            on behalf of (Fund Name)

Attest:

By:  /s/ Janet E. Sanders                   By:  /s/ James B. Hawkes
     -----------------------                     --------------------------
       Assistant Secretary                          Vice President

DIVERSIFICATION FUND, INC.                  THIS PROXY IS SOLICITED ON BEHALF OF
                                            THE BOARD OF DIRECTORS OF THE FUND

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such stock, hereby appoints Alan R. Dynner and Eric G. Woodbury, or either of them, attorneys of the undersigned, with full power of substitution, to vote all stock of Diversification Fund, Inc., which the undersigned is entitled to vote at the Special Meeting of the Stockholders of said Fund to be held on October 9, 1997 at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The  shares  represented  by this  proxy  will be  voted  on the  reorganization
proposal  as  specified  on  the  reverse  side  by  the   undersigned.   If  no
specification is made, this proxy will be voted IN FAVOR of such proposal.
Note:  This proxy MUST be returned in order for your shares to be voted.

                                  THE DIRECTORS RECOMMEND A VOTE IN FAVOR OF
                                  THE PROPOSAL

                                  Dated:_________________________, 1997

                                  _____________________________________

                                  _____________________________________
                                  Please sign exactly as your name or
                                  names appear at left.



                           (CONTINUED FROM OTHER SIDE)

                                     PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                  FOR      AGAINST    ABSTAIN
To approve an  Agreement  and Plan of             [  ]      [  ]       [  ]
Reorganization  on behalf of Diversification
Fund, Inc. pursuant to which Diversification
Fund, Inc. will be reorganized from a Massachusetts corporation to a series fund of Eaton Vance Series Trust, a
Massachusetts business trust (the
"Successor  Fund"), and to approve
the  dissolution of the corporation.



As to any other matter, said attorneys shall vote in accordance with their judgment.